                               THIRD AMENDMENT
                               ---------------

          THIS THIRD AMENDMENT dated as of December 15, 2000 (this "Amendment"), amends the Second Amended and Restated Credit Agreement dated
 ---------
as of October 3, 1997 (the "Credit Agreement") among The Earthgrains Company
                            ----------------
(the "Company"), various financial institutions (the "Lenders") and Bank of
      -------                                         -------
America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent (in such capacity, the "Administrative
                                                              --------------
Agent"). Terms defined in the Credit Agreement are, unless otherwise defined
-----
herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Effective on (and subject to the occurrence
                   ----------
of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

         1.1 Amendment to Definition of Metz Restructuring Charges. The
             -----------------------------------------------------
definition of "Metz Restructuring Charges" in Section 1.1 is amended in its entirety to read as follows: Metz Restructuring Charges means the first $7,000,000 of restructuring and other cash charges taken by the Company after September 12, 2000, including those taken in connection with the acquisition by the Company of Metz Holdings, Inc. and the related closure of plants including those in Des Moines, Iowa and Louisville, Kentucky.

         1.2 Amendment to Definition of EBITA. The definition of "EBITA" in
             --------------------------------
Section 1.1 is amended in its entirety to read as follows:

                  EBITA means, for any Computation Period, the Company's
                  -----
consolidated earnings from continuing operations for such period, plus, to the extent deducted in determining such earnings, Interest Expense, income taxes, any amortization of the goodwill on the Company's balance sheet as of January 2, 1996, any non-cash special charge, all AmeriServe Bankruptcy Charges, the first $35,000,000 of costs (including lost operating income) related to the strike by certain bakery workers and other employees in August and September of 2000 and, without duplication, all Restructuring Charges and all Metz Restructuring Charges.

         1.3 Amendment of Leverage Ratio. Subsection 8.1(a) is amended in its
             ---------------------------
entirety to read as follows:

                  (a) Leverage Ratio. The Company shall not permit the
                      --------------
Leverage Ratio to be greater than (i) if the Covenant Stepdown Date has not occurred, (A) at any time prior to the last day of the fourth fiscal quarter of fiscal year 2001, .65 to 1, (B) at any time thereafter but prior to the last day of the fourth fiscal quarter of fiscal year 2002, .625 to 1, and
(C) at any time thereafter .60 to 1; and (ii) if the Covenant Stepdown Date has occurred, (A) at any time prior to the last day of the second fiscal quarter of fiscal year 2001, .625 to 1, and (B) at any time thereafter, .55 to 1.

         SECTION 2 Representations and Warranties. The Company represents
                   ------------------------------
and warrants to the Lenders that (a) each warranty set forth in Article VI of the Credit Agreement, as amended hereby (as so amended, the "Amended
                                                                -------
Credit Agreement"), is true and correct as of the date of the execution and
----------------
delivery of this Amendment by the Company, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Company of this Amendment, and the performance by the Company of its obligations under the Amended Credit Agreement, (i) are within the powers of the Company, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any Requirement of Law or any provision of the Organization Documents of the Company or of any document evidencing any Contractual Obligation to which the Company or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Subsidiary or any of its or their property is subject and (c) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 Effectiveness. The amendments set forth in Section 1
                   -------------                              ---------
above shall become effective on the date (the "Amendment Effective Date")
                                               ------------------------
when the Administrative Agent shall have received (i) for the account of each Lender which has delivered (by facsimile or otherwise) a signed counterpart of this Amendment to the Administrative Agent at or prior to 5:00 p.m., Chicago time, on December 15, 2000, an amendment fee in an amount equal to 0.05% of such Lender's Commitment, and (iii) each of the following documents, each in form and substance satisfactory to the Administrative
Agent:

         (a) counterparts of this Amendment executed by the Company and the Required Lenders;

         (b) a certificate, certified by the Secretary or an Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to sign this Amendment; and

         (c) such other documents as the Administrative Agent or any Lender may reasonably request in connection with the Company's authorization, execution and delivery of this Amendment.

         SECTION 4 Miscellaneous.
                   -------------

         4.1 Continuing Effectiveness, etc. As herein amended, the Credit
             -----------------------------
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the Notes to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of
             ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Governing Law. This Amendment shall be a contract made under
             -------------
and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed within such state.

         4.4 Successors and Assigns. This Amendment shall be binding upon
             ----------------------
the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

 Delivered at Chicago, Illinois, as of the day and year first above written.

 THE EARTHGRAINS COMPANY

                                              By:
                                                 ----------------------------
                                                 Vice President and Treasurer

                                   BANK OF AMERICA, N.A.,
                                   as Administrative Agent


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   BANK OF AMERICA, N.A., as Swing Line
                                   Lender, as an Issuing Lender and as a Lender


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   THE CHASE MANHATTAN BANK,
                                   as Co-Agent and as a Lender


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   BANK ONE, NA (Main Office Chicago),
                                   as Co-Agent and as a Lender


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Co-Agent and as a Lender


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   WACHOVIA BANK, N.A.


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   WELLS FARGO BANK, N.A.


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   THE BANK OF NEW YORK


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   BANCO BILBAO VIZCAYA


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   UBS AG, STAMFORD BRANCH


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------



                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   SUN TRUST BANK, ATLANTA


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------



                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   AMSOUTH BANK


                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------



                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------